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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                               February 28, 2007

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           Colorado                     333-74846               84-1573852
        (State or other         (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9305
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02         DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On February 28, 2007, Albert Wong, a director of Raptor Networks Technology, Inc. ("Company"), announced his intention not to stand for re-election as a director at the Company's 2007 annual meeting of shareholders scheduled to be held on April 30, 2007.

ITEM 8.01         OTHER EVENTS

         The Company is preparing to hold its 2007 annual meeting of shareholders at 8:00 a.m. Pacific Time on April 30, 2007 at the Company's executive offices located at 1241 E. Dyer Rd., Suite 150, Santa Ana, California 92705. All holders of record of the Company's common stock outstanding as of the close of business on March 23, 2007 will be entitled to vote at the annual meeting. Because the Company's 2007 annual meeting is more than 30 days from the anniversary date of the Company's 2006 annual meeting date, the Company desires to inform its shareholders of the deadlines for shareholder proposals to be discussed and voted upon at the 2007 annual meeting.

         Proposals by shareholders that are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's 2007 annual meeting must be delivered to, or mailed to and received by, the Company's Secretary at the Company's executive offices by March 9, 2007 in order to be considered for inclusion in the Company's proxy materials. Those proposals may be included in the Company's proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing shareholder proposals.

         For all other proposals by shareholders to be timely, a shareholder's notice must be received by the Company's Secretary at the Company's executive offices not later than March 9, 2007. If a stockholder fails to notify the Company of any such proposal on or prior to that date, then the chairperson of the meeting may prohibit the proposal from being presented at the annual meeting.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 2, 2007                    RAPTOR NETWORKS TECHNOLOGY, INC.



                                       By: /s/ THOMAS WITTENSCHLAEGER
                                           -------------------------------------
                                           Thomas Wittenschlaeger
                                           Chief Executive Officer and President


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